AMENDMENT NO. 7

to

CONSULTING AGREEMENT
dated May 3, 2012

by and between
AXIS Specialty Limited (the “Company”)
and
Michael A. Butt (the “Consultant”)

Dated July 18, 2019

WHEREAS, the Company and the Consultant entered into a consulting agreement dated as of May 3, 2012, as amended (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Consultant have determined that it is in the best interests of the Company and its shareholders to make certain revisions to the Agreement in order to further extend the term of service and schedule of payments;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the date hereof, as follows:

1.	Section 3 of the Agreement (Consulting Fee) is hereby amended to insert the following after “April 2019.”:

“For service from the date of the Annual General Meeting of AXIS Capital Holdings Limited in 2019 through December 31, 2020, the Company shall pay the Consultant a fee in the amount of $500,000 to be payable as follows:

$50,000 due no later than July 30, 2019
$50,000 due no later than October 1, 2019
$100,000 due no later than January 2, 2020
$100,000 due no later than April 1, 2020
$100,000 due no later than July 1, 2020
$100,000 due no later than October 1, 2020”

2.
Section 4 of the Agreement (Consulting Term) is hereby amended by deleting the reference to “at the Annual General Meeting of AXIS Capital Holdings Limited in 2020” and replacing such reference with “on December 31, 2020”.

3.
Section 8 of the Agreement (Noncompetition and Nonsolicitation) is hereby amended by deleting the reference to “May 31, 2021” in the last line thereof and replacing such reference with “December 31, 2021”.

4.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AXIS Specialty Limited

/s/ Peter J. Vogt
Executive Vice President and Chief Financial Officer

Consultant

/s/ Michael A. Butt

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